                                                                    EXHIBIT 10.3

                    SEVERANCE AGREEMENT AND GENERAL RELEASE

          NaviSite, Inc. ("NaviSite" or the "Company") and Barbara Fortier, (the "Employee") agree as of November 8, 1999 that the following sets out their understanding regarding the Employee's separation from the Company.

                                   RECITALS

          Whereas the parties to this Agreement wish to set out the terms and conditions under which the Employee will sever her employment relationship with NaviSite;

          For purposes of this Agreement, whenever the name Company is used, it includes all parent, subsidiary, and affiliated entities, including but not limited to NaviNet, Engage Technologies and CMG Information Services, Inc. ("CMGI"), as well as all current and former agents, employees, attorneys, insurers, shareholders, officers and directors, all successors and assigns and all other persons and entities for whose acts and omissions the Company may be held liable.

          In consideration of the promises and conditions set forth below, the sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

1.        TERMINATION DATE - The Employee's effective date of termination from
          ----------------
the Company shall be November 30, 1999 (the "Termination Date").

2.        SEVERANCE PAY - To receive the stated severance benefits you must sign
          -------------
this Agreement and return it to NaviSite no sooner than your Termination Date and no later than 21 calendar days after your termination date. Within 15 days after the receipt by NaviSite of the executed Agreement, the Company will pay the Employee A LUMP SUM PAYMENT equivalent to sixteen (16) weeks of her current base salary less applicable state and federal taxes.

3.        BENEFITS - Effective as of the Termination Date, you shall be
          --------
considered to have elected to continue receiving group medical insurance pursuant to the federal "COBRA" law, 29 U.S.C. (S)1161 et seq. For the first
                                                       ------
two months after the termination date, the Company shall pay the full premium for such coverage. All premium costs after the two month period shall be paid by you on a monthly basis for as long as, and to the extent that, you remain eligible for COBRA continuation. All other benefits, including life insurance and longterm disability, will cease upon the termination date.

4.        STOCK OPTIONS - The Company will request on Employee's behalf that
          -------------
BancBoston Robertson Stephens Inc., on behalf of itself and as the representatives for the underwriters, releases Employee from the Lock-Up Agreement she executed on August 13, 1999. Employee will then have the right to exercise all vested options that she has in CMGI, NaviSite, and NaviNet in accordance with the applicable plans and agreements.

5.        OUTPLACEMENT - NaviSite agrees to provide you executive outplacement
          ------------
services with a provider to be identified. The value of these services shall not exceed a cost of $10,000.

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6.        VACATION PAY - The Employee will receive payment on the Termination
          ------------
Date for any unused vacation time accrued through the Termination Date.

7.        RELEASE - For the purpose of implementing a full and complete
          -------
settlement and release and in consideration of the above payments and benefits, to which the Employee acknowledges that she would not otherwise be entitled, the Employee hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, its officers, directors, stockholders, agents, employees, corporate affiliates and attorneys, from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys' fees and costs), of every kind and nature which she ever had or now has against the Company, its officers, directors, stockholders, corporate affiliates, agents, employees and attorneys, including, but not limited to, all claims arising out of her employment, all employment discrimination claims under any state, federal, or local law, including but not limited to, Title VII of the Civil Rights Act of 1964, 42 U.S.C. (S)2000 et
                                                                         --
seq.; the Age Discrimination in Employment Act, 29 U.S.C. (S)621 et seq.; the
---                                                              ------
Americans With Disabilities Act, 42 U.S.C., (S)12101 et seq.; the
Massachusetts Fair Employment Practices Act, M.G.L. c. 151B (S)1 et seq.; the
                                                                 ------
Massachusetts Civil Rights Act, M.G.L. c. 12 (S)(S)11H and 11I, the Massachusetts Equal Rights Act, c. 93 (S)102 and M.G.L. c. 214, (S)1C, as well as any common law tort claims, wrongful discharge claims, and all other claims brought under any other federal, state or local statutes or ordinances not expressly referenced above.

8.        NON-DISCLOSURE AND NON-COMPETITION - The Employee acknowledges her
          ----------------------------------
obligation to keep confidential all non-public information concerning the Company which Employee has acquired during the course of employment with the Company. As stated more fully in the CMG Information Services, Inc., Nondisclosure and Developments Agreement, including all attachments thereto, signed by Employee on July 3, 1997 (which remain in full force and effect), the Employee will not disclose any such information to, or use such information for the benefit of, any third party, including competitors of the Company. The Employee further acknowledges and reaffirms her obligations under the non-competition agreement previously signed by Employee. The Employee further acknowledges that the obligations pursuant to the non-competition agreement will remain in full force and effect.

9.        COMPANY EQUIPMENT - The Employee confirms that she has returned to the
          -----------------
Company all files, records, equipment and any other Company-owned property in her possession, including, without limitation, all equipment, tangible proprietary information, documents, books, records, reports, contracts, lists, computer disks (or other computer-generated files or data), or copies thereof, created on any medium, prepared or obtained by the Employee in the course of or incident to her employment with the Company.

10.       AMENDMENTS; WAIVERS - This Agreement may not be amended except by an
          -------------------
instrument in writing, signed by each of the parties. No failure to exercise and no delay in exercising any right, remedy, or power under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or the exercise of any other right, remedy, or power provided herein or by law or in equity.

11.       SEVERABILITY - Should any provision of this Agreement be declared or
          ------------
be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal and invalid part, term or provision shall be deemed not to be a part of this Agreement.

12.       CONFIDENTIALITY - The Employee understands and agrees that the
          ---------------
existence and terms of this Agreement and release are confidential and shall not be disclosed to any third party without the written consent of the Company, except as required by federal or state law.

13.       NATURE OF AGREEMENT - The parties understand and agree that this
          -------------------
Agreement is a severance agreement and does not constitute an admission of liability or wrong doing on the part of the Company.

14.       AGE DISCRIMINATION CLAIMS - The Employee understands and agrees that,
          -------------------------
by entering this Agreement, (a) she is waiving any rights or claims she might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act; (b) she has received consideration beyond that to which she was previously entitled; (c) she is advised to consult with an attorney before signing this Agreement; and (d) she has been offered the opportunity to evaluate the terms of this Agreement for not less than twenty-one
(21) days prior to her execution of the Agreement. The Employee understands that she may revoke this Agreement (by written notice to the Company) for a period of seven (7) days after the execution of this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this seven (7) day revocation period.

15.       VOLUNTARY ASSENT - The Employee affirms that no other promises or
          ----------------
agreements of any kind have been made to or with her by any person or entity whatsoever to cause the Employee to sign this Agreement, and that she fully understands the meaning and intent of this Agreement. The Employee further states and represents that she has carefully read this Agreement, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs her name of her own free act.

16.       NON-DISPARAGEMENT - The Employee understands and agrees that she shall
          -----------------
not make any false, disparaging or derogatory statements in public or private regarding the Company or any of its directors, officers, employees, agents or representatives or the Company's business affairs and financial condition.

17.       APPLICABLE LAW - This Agreement shall be interpreted and construed by
          --------------
the laws of the Commonwealth of Massachusetts, without regard to conflicts of laws provisions. The Employee hereby irrevocably submits to, and acknowledges and recognizes the jurisdiction of the courts of the Commonwealth of Massachusetts (which courts, together with all applicable appellate courts, for purposes of this Agreement, are the only courts of competent jurisdiction) over any suit, action or other proceeding arising out of, under or in connection with this Agreement or the subject matter hereof.

18.       ENTIRE AGREEMENT - The parties understand and agree that the preceding
          ----------------
paragraphs recite the sole consideration for this Agreement, and that all agreements and understandings between the Employee and the Company on any subject are embodied and expressed in this Agreement. This Agreement shall supersede all prior or contemporaneous agreements and understandings between the Employee and the Company, whether written or oral, express or implied, with respect to any subject whatsoever, except to the extent that the provisions of any such agreement have been expressly referred to in this Agreement as having continued effect.

       IN WITNESS WHEREOF, all parties have set their hand and seal to this Agreement as of the date written above.


NaviSite, Inc.
By its authorized representative,


Name:   /s/ Jeanne Knight
      -------------------------------

Title:  Director, Human Resources
      -------------------------------

Date:   11/9/99
      -------------------------------


BARBARA FORTIER

         /s/ Barbara Fortier
      -------------------------------

Date:   12/2/99
      -------------------------------


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
[NaviSite LOGO APPEARS HERE]


             AMENDMENT TO SEVERANCE AGREEMENT AND GENERAL RELEASE

        In accordance with the Company's letter to the Employee dated November 19, 1999, and pursuant to paragraph 17 of the Severance Agreement and General Release (the "Agreement") between the parties dated November 8, 1999, paragraph 1 of the Agreement is hereby amended to read:

        "TERMINATION DATE - The Employee's effective date of termination from
         ----------------
        the Company shall be December 10, 1999."


NaviSite, Inc.
By its authorized representative,

Name:   /s/ Jeanne Knight
        ---------------------------

Title:  Director, Human Resources
        ---------------------------

Date:   12/2/99
        ---------------------------


BARBARA FORTIER

        /s/ Barbara Fortier
        ---------------------------

Date:   12/2/99
        ---------------------------


100 Brickstone Square
5th Floor
Anodover, MA 01810

p 888.298.8222
f 978.684.3599

www.navisite.com